SUPPLEMENT DATED JULY 1, 2003 TO THE
                                                         TRAVELERS VARIABLE LIFE
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Travelers Variable Life prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE JULY 1, 2003, the Putnam Diversified Income Portfolio changed its name to the Pioneer Strategic Income Portfolio. Therefore, all references to the "Putnam Diversified Income Portfolio" are replaced with "Pioneer Strategic Income Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Variable Funding Options" is revised as follows:

TRAVELERS SERIES FUND INC.
   Pioneer Strategic Income    Seeks high current income. The        TIA
     Portfolio                 Fund normally invests in the debt     Subadviser: Pioneer
                               securities of a broad range of        Investment Management, Inc.
                               issuers and segments of the debt
                               securities market.

EFFECTIVE JULY 1, 2003, the Smith Barney Large Cap Value Portfolio changed its investment objective; therefore the table in "The Variable Funding Options" is revised as follows:

TRAVELERS SERIES FUND INC.
  Smith Barney Large Cap Value   Seeks long-term growth of                  SBFM
    Portfolio                    capital. Current income is a
                                 secondary objective. The Fund normally
                                 invests in equities, or similar
                                 securities, of companies with large
                                 market capitalizations.






July 1, 2003                                                             L-23006